UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 22, 2006

HILTON HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	I-3427	36-2058176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9336 Civic Center Drive, Beverly Hills, CA		90210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (310) 278-4321

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Hilton Hotels Corporation under Items 2.01 and 9.01 on February 28, 2006 (the Initial 8-K). Amendment No. 1 is being filed to include the financial information required under Item 9.01.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01             COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported, on February 23, 2006, Hilton Hotels Corporation (“the Company” or “Hilton”) completed its acquisition of the hotel assets owned by Hilton Group plc pursuant to a Sale and Purchase Agreement, dated as of December 29, 2005, among the Company, Hilton Group plc, Ladbroke Group International Limited, Ladbroke Group Limited and Town & Country Factors Limited. The Sale and Purchase Agreement was filed as Exhibit 2.1 to, and described in, the Company’s Current Report on Form 8-K filed on December 30, 2005, and such description is incorporated by reference herein. The assets consist of HIC Group International Luxembourg SA (formerly Ladbroke Group International Luxembourg SA) and Ladbroke Hotels USA Corporation (collectively “Hilton International” or “HI”) were acquired from Hilton Group plc for approximately £3.3 billion in cash. The purchase price was determined based on the base purchase price and formula for adjustment of such purchase price set forth in Schedule 2.2 to the Sale and Purchase Agreement, which was negotiated with Hilton Group plc on an arms-length basis. The purchase price is subject to adjustment based upon a review of the cash, indebtedness, working capital and other items with respect to the Hotels Division after delivery of the audited financial statements for the Hotels Division, as set forth in Schedule 2.2 to the Sale and Purchase Agreement.  The foregoing description of the Sale and Purchase Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Sale and Purchase Agreement filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 30, 2005.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial statements of business acquired

The audited combined financial statements of HIC Group International Luxembourg SA, (formerly Ladbroke Group International Luxembourg SA) and Ladbroke Hotels USA Corporation as of December 31, 2005 and 2004 and for each of the two years in the period ended December 31, 2005 are filed as Exhibit 99.1 and incorporated herein by the reference.

(b)           Pro forma financial information

The pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.2 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON HOTELS CORPORATION

Dated: May 5, 2006	By:	/s/ Robert La Forgia
Robert La Forgia
Executive Vice President and Chief Financial
Officer

EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP

99.1

HIC Group International Luxembourg SA, (formerly Ladbroke Group International Luxembourg SA) and Ladbroke Hotels USA Corporation audited combined financial statements as of December 31, 2005 and 2004 and for each of the two years in the period ended December 31, 2005

99.2	Unaudited pro forma combined financial statements of Hilton Hotels Corporation